LEASE AGREEMENT

         THIS LEASE, made and entered into this _____ day of December, 1996, by and between U.P.C., INC., a Utah corporation, 53 West Angelo Avenue, Salt Lake City, Utah 84115 ("Landlord"), and COVOL TECHNOLOGIES, INC., a Utah corporation, 3280 North Frontage Road, Lehi, Utah 84043 ("Tenant").

                                               W I T N E S S E T H:

         Landlord hereby leases, demises and lets unto Tenant, and Tenant hereby leases, hires and takes from Landlord those certain premises, hereinafter called the demised premises, described as follows:

         See Exhibit "A" attached hereto

         1. Term. This lease shall be for a term of ten years and six months, commencing July 1, 1996 and ending December 31, 2007. Thereafter, this lease may be renewed for an additional five (5) years, upon the mutual agreement of the parties.

         2. Monthly Rental. Tenant shall pay to Landlord during the term of this Lease, as monthly rental for the demised premises, the sum of $250.00 per month for the months of July 1996 through September 1996, and the sum of $600.00 per month for the months of October 1996 through September 2001. Thereafter, commencing October 2001, the monthly rental shall increase five percent (5%) per annum, with each annual increase becoming effective October 1 of each year through the end of the lease period. The monthly rental shall be paid in advance on the first day of each calendar month throughout the term of this Lease. The first and last month's rental and a security deposit as described in paragraph 21 below, shall be paid upon the execution of this Lease Agreement. In the event Tenant fails to pay said rental on the due date or within five (5) days thereafter, a late charge of $30.00 per month shall be added to said rental and paid to Landlord. In addition, interest shall accrue on all delinquent amounts thirty days or more past due, at the rate of eighteen percent (18%) per annum. Remittance shall be made to Landlord at such address as shall from time to time be designated by landlord to Tenant in writing.

         3. Use. Tenant agrees to use and occupy the premises during the term hereof for the purpose of constructing and operating a coal processing plant, and for no other purpose whatsoever without the written consent of Landlord. All construction and improvements shall be at Tenant's sole cost and expense, shall be done in a workmanlike manner and shall conform to all applicable building codes and governmental regulations. Tenant shall not allow or permit any mechanic's or other liens to be assessed against the property and shall indemnify and save Landlord harmless from any and all claims arising out of or resulting from any construction or improvements on the leased premises. Tenant shall not use, or permit said premises or any part thereof to be used for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased. Tenant shall accept and process only coal on the demised premises, free from any toxic or hazardous substances. Tenant will not store, generate, transport or release in or on the rented space or Landlord's property any hazardous waste or substance and shall obey all laws respecting the handling of such. Tenant shall allow Landlord the right to inspect and test the



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content of  any  incoming vehicles. Tenant shall upon termination  of this Lease
Agreement, promptly remove all hazardous substances from the premises. Removal, remediation and/or disposal shall always be the sole responsibility of the Tenant, and Tenant shall remain the sole owner of any hazardous substance it shall cause to be deposited in or on Tenant's rented space. Tenant shall be responsible for all costs and shall indemnify and hold harmless Landlord, its successors or assigns, or any party acting as a representative of Landlord, for any damage arising from Tenant storing or depositing any hazardous substance in or around the demised premises or on Landlord's property. Such indemnification shall survive the termination of this Lease, both as to Tenant and as to any guarantors of Tenant's obligations under this Lease Agreement. "Hazardous substances" shall mean: (a) hazardous substances as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, (b) "PCB's", as defined in 40 C.F.R. 761 et seq. and "TCDD" as defined in 40 C.F.R. 755 et seq., (c) "asbestos" as defined in 29 C.F.R. 1910-1001 et seq., (d) waste oils, and (3) used tires. Tenant shall not be permitted to store or keep any waste or waste product, whether from Tenant's processing operation or otherwise, on the demised premises, or on any adjoining property owned or controlled by Landlord, whether or not such waste or waste product is toxic or hazardous. All such waste and waste product must be disposed of off the demised property. Notwithstanding this paragraph 3, Tenant may store waste oil in suitable containers for use with EPA approved waste oil heaters to provide heating for the plant; however, such storage and use shall still be governed by the provisions of this paragraph 3.

         4. Nuisance. Tenant shall not commit, or suffer to be committed, any waste upon the demised premises, or any public or private nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the demised premises or of Landlord's adjoining property.

         5. Construction and Alterations. Tenant agrees to submit all plans for construction of the coal processing facility to Landlord for Landlord's prior approval before construction begins, which approval will not be unreasonably denied. Landlord agrees that such plans are confidential and will not disclose the same to any third party without Tenant's prior consent. Once such plans are approved by Landlord, Tenant shall not make or suffer to be made, any alternations or additions to such plans or to any structures completed pursuant to such loans, without the prior written consent of Landlord. Such structures, alterations and/or additions, shall immediately become a part of the realty and belong to the Landlord. However, if Landlord advises Tenant that Landlord desires not to assume ownership and control of said structures, Tenant shall remove the same and restore the demised premises to its condition before Tenant entered thereon, upon the termination of this Lease. Tenant shall be free to remove its equipment and personal property from the leased premises upon the termination of this lease, provided Tenant is not then in default hereunder.

         6. Abandonment. Tenant agrees not to vacate or abandon the premises at any time during the demised term. Should Tenant vacate or abandon said premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be a breach of this Lease and in addition to any other rights which Landlord may have, Landlord may at once remove any property belonging to Tenant which remains on the premises and store or dispose of the same, the cost of such removal, disposal and/or storage to be charged to the account of Tenant.

         7. Maintenance, Repairs and Reclamation Bond. Tenant shall at its sole cost, keep and maintain the demised premises and appurtenances and every part thereof, in good, clean and sanitary order, condition and repair, hereby waiving all right to make repairs or replacements at the expense of Landlord. By entry hereunder, Tenant accepts the premises as being in good


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order,  condition  and repair and agrees on the last day of said term, or sooner termination of this Lease, to surrender unto Landlord said premises with improvements, in the same condition as when received or as improved, reasonable wear and tear excepted, and to remove those improvements to the real property that Landlord requests Tenant remove and all of Tenant's personal property form the premises, repairing any damage caused thereby and restoring and reclaiming the demised premises to its original condition, or as improved at Landlord's request, or to such other condition as any federal, state or local agency may require, upon the termination of Tenant's operation. As security for Tenant's obligation to repair, restore and reclaim the demised premises, Tenant shall obtain and maintain throughout the term of this Lease Agreement and so long thereafter as Tenant occupies the leased premises, a reclamation and surety bond to guarantee Tenant's obligations. Such bond shall be in favor of and be payable to Landlord. At the commencement of this Lease, the bond shall be in the amount of $2,000.00 per acre of land used or occupied by Tenant or such greater sum as any Federal, State and/or local regulatory authority may require. Thereafter, from time to time, based upon Tenant's use and activity on the leased premises, Landlord may require Tenant to increase the amount of such bond as Landlord may determine will be needed, from proposed clean-up, reclamation and restoration plans which Tenant will periodically provide to Landlord as a condition of this Lease.

         8. Laws and Regulations. Tenant, at its own cost and expense, shall comply with all laws, rules and orders of all federal, state, county and municipal governments, or departments, which may be applicable to the use of the leased premises.

         9. Indemnification and Liability Insurance. Except for such loss or damage as may be caused by the negligent or willful act of Landlord, its agents, or employees, Landlord shall not be liable to Tenant, its officers, agents, employees, customers, invitees, or third parties for loss of or damage to property, including goods, wares and merchandise, or for injury or death to persons, in, on, or about the premises and Tenant agrees to indemnify and save and hold Landlord harmless from and on account thereof, howsoever arising or by whomever caused. During the term hereof, Tenant shall maintain in full force and effect with insurance companies of good reputation a comprehensive liability insurance policy applicable to the premises and the activities of Tenant therein with a combined single limit for bodily injury and property damage of not less than $1,000,000.00. A certificate evidencing such coverage and providing that the insurance may not be canceled without thirty (30) days prior written notice to Landlord shall be provided to Landlord.

         10. Signs. Tenant shall not affix or maintain upon the demised premises, any sign or other like item, except such shall have first received written approval of the landlord as to the size, type, location, nature and display qualities. Landlord's approval hereunder shall not be unreasonably withheld.

         11. Utilities. Tenant, from the time it first enters the premises for the purpose of setting fixtures, or from the commencement of the term of this Lease, which ever comes first, and throughout the term of this Lease, shall pay for all public and other utilities and related services rendered or furnished to the premises, including but not limited to water, gas, electricity, telephone, heat, light, sewer charges, installation and connection charges or deposits therefor and refuse or garbage collection or disposal. Tenant shall not allow refuse, garbage, or trash to accumulate inside or outside the demised premises.

         12. Entry by Landlord. Tenant shall permit Landlord and its agents to enter the demised premises at all reasonable times, to inspect the same.



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         13. Assignment.  The parties acknowledge the limited purposes for which the premises are to be used, and therefore agree that, except as hereinafter set forth, Tenant shall not sublet the premises in whole or in part, or assign or transfer this Lease, or any interest herein, without first obtaining the written consent of Landlord, which consent may be withheld in the event Landlord determines that such subletting, assignment or transfer would or could create any additional risk, result in any additional liability or economic loss to Landlord, or for any other reasons in the reasonable discretion of Landlord. No consent to any subletting, assignment or transfer shall be construed as a consent to any subsequent assignment, subletting, transfer, occupancy or use. No sublease, assignment or transfer of any interest in this Lease shall release Tenant from, or otherwise affect in any manner, any of Tenant's obligations hereunder and Tenant hereby expressly agrees that it shall continue to be liable for the obligations hereunder notwithstanding any sublease, assignment or transfer as contemplated by this paragraph. Any such assignment, subletting, occupancy or use, without the prior written consent of Landlord shall be null and void.

         14. Default. Should the Tenant be in default hereunder with respect to any rental payments or other charges to the Tenant hereunder, and should such default continue for a period of three (3) days after written notice from Landlord to Tenant; or should the Tenant be in default in the prompt and full performance of any other of its promises, covenants or agreements herein contained and should such default or breach of performance continue for more than a reasonable time (in no event to exceed thirty (30) days) after written notice thereof from the Landlord to Tenant specifying the particulars of such default or breach of performance; or should Tenant vacate or abandon the premises; or should Tenant or any agent of Tenant falsify any report required to be furnished to Landlord pursuant to the terms of this Lease; or should Tenant or any guarantor of this Lease become bankrupt or insolvent, or file any debtors proceedings or take or have taken against Tenant or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency of for reorganization or for the appointment of a receiver of trustee of all or a portion of Tenant's or any guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement or if Tenant shall suffer this Lease to be taken under any writ of execution; then the Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and in addition to any and all other rights or remedies of the Landlord hereunder and by the law provided, it shall be, at the option of the Landlord, without further notice or demand of any kind to Tenant or any other person: (a) The right of the Landlord without declaring this Lease ended to re-enter the premises and take possession thereof and remove all persons therefrom and Tenant shall have no further claim thereon or thereunder, or (b) The right of the Landlord without declaring this Lease ended to re-enter the premises and occupy or lease the whole or any part thereof for an on account of the Tenant and upon such terms and conditions and for such rent as the Landlord may deem proper and to collect said rent and any other rent that may thereafter become payable and apply the same toward the amount due or thereafter to become due from the Tenant and on account of such expenses of such subletting and any other damages sustained by the Landlord; and should such rental be less than that herein agreed to be paid by Tenant, the Tenant agrees to pay such deficiency to the Landlord in advance on the day of each month herein before specified for payment and to pay to Landlord forthwith upon any such reletting the costs and expenses the Landlord may incur by reason thereof; or (c) The right of Landlord, even though it may have relet said premises, to thereafter elect to terminate this Lease and all the rights of the Tenant in or to the premises. Should the Landlord have relet the premises under the provisions of subparagraph (b) above, it may execute any such lease either in its own name or in the name of Tenant as it shall see fit, the Tenant therein named shall be under no obligation whatsoever to see to the application by Landlord of any rent collected by Landlord from such tenant nor shall the Tenant hereunder have any right of authority whatever to collect any rent from such tenant. The Landlord shall not be deemed to have terminated this Lease, or the liability of the Tenant to pay rent thereafter to accrue or its liability for damage under any of the provisions hereof, by any such re-entry or by any action in unlawful detainer, or otherwise, to obtain possession of the premise, unless the Landlord shall have notified the Tenant in writing that it has so elected to terminate this Lease, and the Tenant further covenants that the services by Landlord of any notice pursuant to the unlawful detainer statutes of the State of Utah and the surrender of possession pursuant to such notice shall not (unless the Landlord elects to the contrary at the time of or at any time subsequent to the service of such notices and such election be evidenced by a written notice to the Tenant) be deemed to be a termination of this Lease. Nothing herein contained shall be construed as obligating the Landlord to relet the whole or any part of the premises. In the event of any entry or taking possession of the premises as aforesaid, the Landlord shall have the right but not the obligation, to remove therefrom all or any part of the personal property located thereon and may place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof. In the event of Tenant's default and Landlord's retaking of possession of the premises, whether this Lease is terminated by Landlord or not, Tenant agrees to pay to Landlord as an additional item of damages the cost of repairs, alterations, redecoration, leasing commissions, attorneys fees and Landlord's other costs and expenses incurred in retaking the premises and in reletting the premises to a new tenant. Should the Landlord elect to terminate this Lease under the provisions of subparagraph (a) or (c) above, the Landlord shall thereupon, without waiting for the end of the term hereof, be entitled to recover from Tenant as damages, the difference, if any, between the then reasonable rental value of the premises for the period of the term reserved in the Lease and the amount of rental and other charges payable by Tenant for the balance of the term of this Lease, together with the rent then unpaid, if any. For all purposes of this Paragraph 14, the rental agreed to be paid by Tenant or the amount of rental payable by the Tenant shall be deemed to be the monthly rental and all other sums required to be paid by Tenant pursuant to the terms of this Lease. In the event of default, all of the Tenant's fixtures, furniture, equipment, improvements, additions, alterations, and other personal property, shall remain on the subject premises and in that event, and continuing during the length of said default, Landlord shall have the right to take the exclusive possession of same and to use same, rent or charge free, until all defaults are cured, or at its option, at any time during the term of this Lease, to require Tenant to forthwith remove same. Notwithstanding any other provisions of this paragraph, the Landlord agrees that if the default complained of, other than for the payment of money, or of such a nature that the same cannot be rectified or cured within the thirty (30) day period requiring such rectification or curing as specified in the written notice relating thereto, then such default shall be deemed to be rectified or cured if the Tenant within such period of thirty (30) days shall have commenced the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing and does so complete the same with the use of such diligence as aforesaid. The remedies given to Landlord in this paragraph shall be in addition and supplemental to all other rights or remedies which the Landlord may have under the laws then in force.

         15. Voluntary Surrender. The voluntary or other surrender of this Lease by tenant, or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

         16. Attorney's Fees. If Landlord shall be made a party to any litigation commenced by or against Tenant, Tenant shall pay all costs, expense and attorney's fees incurred by Landlord in connection with such litigation except in the event that such litigation shall determine that Landlord is liable therefor. In the event of any action at law or in equity between Landlord and Tenant to enforce any of the provisions and/or rights hereunder, the unsuccessful party to such litigation covenants and agrees to pay to the successful party all costs and expenses, including reasonable attorney's fees incurred therein by such successful party, and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorney's fees shall be included in and as part of such judgment.

         17. Notices. All notices to be given to Tenant or Landlord hereunder may be given in writing personally or by depositing the same in the United
States mail, certified, postage prepaid, and addressed to such party at the address specified herein, or such other address as may hereafter be specified by such party to the other in writing.

         18. Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein shall not be deemed to be a waiver of any other term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time off acceptance of such rent.

         19. Holding Over. Any holding over after the expiration of the said term, with the consent of Landlord, shall be construed to be a tenancy from month to month, and shall be on the terms and conditions herein specified, so far as applicable.

         20. Successors. All the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, provided that nothing in this paragraph shall be deemed to permit any assignment, subletting, occupancy or use contrary to the provisions of paragraph 13.

         21.      Security Deposit.

                  (a) Tenant has deposited with Landlord the sum of $28,600.00, as a security deposit, receipt of which is hereby acknowledged, with sum represents the reclamation bond referred to in paragraph 7 above, plus $600.00. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all the terms of this Lease by said Tenant to be observed and performed. The security deposit shall not be mortgaged, assigned, transferred, or encumbered by Tenant without the written consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

                  (b) If any of the rents herein reserved or any other sums payable by Tenant shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of rent or additional rent or expense or loss or damage sustained by Landlord due to such breach on the part of Tenant, and Tenant shall forthwith upon demand restore said security to the original sum deposited. Should Tenant comply with all of said terms, promptly pay all of the rentals as they fall due and all other sums payable by Tenant to Landlord, and



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         should Tenant  reclaim  the  demised premises  to  the  satisfaction of
         Landlord and all regulatory agencies, said deposit shall be returned to Tenant at the end of the term.

                  (c) In the event of bankruptcy or other debtor-creditor proceedings against Tenant, such security deposit shall be deemed to be applied first to the payment of rent and other charges, including reclamation expenses, due Landlord for all periods prior to the filing of such proceedings.

                  (d) Landlord may deliver the funds deposited hereunder by Tenant to the purchasers of Tenant's interest in the premises in the event that such interest be sold and thereupon Landlord shall be discharged from any further liability with respect to such deposit, and this provision shall apply to any subsequent transferees.

         22. Brokers. Tenant agrees to hold Landlord harmless from any cost, expense or liability for any compensation, commission or other charges claimed by any realtor, broker or agent other than Landlord's representative.

         23. Interest. Any sum accruing to Landlord under the terms and provisions of this Lease which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the date when the same becomes due and payable by the terms and provisions hereof until paid, notwithstanding specific reference thereto elsewhere in this Lease.

         24. Taxes. Landlord shall pay the real property taxes assessed against the leased premises, however, Tenant shall reimburse Landlord for all real property taxes assessed against the leased premises within thirty (30) days of receipt of an invoice from Landlord for the taxes. Such reimbursement shall be additional rent hereunder. Tenant shall also pay as additional rent hereunder, prior to delinquency, all such taxes assessed against the property and any increase assessed thereon, as a result of structures, buildings, improvement or other changes made to the leased premises by Tenant. Tenant shall also pay prior to delinquency, all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained on the demised premises.

         25. Free from Liens. Tenant shall keep the demised premises, including the improvements made thereon by Tenant, and the property on which the demised premises are situated, completely free and clear from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant.

         26. Landlord's Right to Require Move. Landlord shall have the right at any time during the term of this Lease or any extension hereof, to require Tenant to remove and relocate any and all of Tenant's property and improvements from the demised premises to an alternate location of Landlord's choosing, anywhere on property now owned or hereafter acquired by Landlord. Upon written notice to Tenant from Landlord that Tenant must relocate its improvements, Tenant shall have twelve (12) months from the date of such notice to remove its property from the demised premises to the alternate location and to commence restoration and reclamation of the demised premises. Landlord shall also have the right at any time during the term of this Lease or any extension, upon 180 days notice, to require Tenant to move Tenant's radial stacker and storage area to a location west of Tenant's building, on land of Landlord's choosing, of the same size as that then being used by Tenant.

         27. First Right on Freight, Loading and Purchase of Product. As partial consideration for this Lease, Tenant hereby grants unto Landlord the first right to transport any coal or coal fines to Tenant's processing facility and any finished coal product from Tenant's processing facility. For any such coal, coal fines and finished product to be transported, Tenant shall advise Landlord of its best good faith bid for such transporting service and Landlord shall be entitled to match such bid, either personally or through a subcontractor, and thereby obtain the right to perform such transporting service for Tenant on the same terms and conditions as the matched bid. Tenant also hereby grants unto Landlord the first right to load Tenant's finished load product on the rail at the Railco load-out facility near the leased premises, by matching any good faith bid obtained by Tenant for the loading of Tenant's coal product. Tenant also hereby grants unto Landlord the first right to purchase any or all of the finished coal product produced by Tenant, by Landlord agreeing to pay Tenant the same price for said product, on the same terms, that Tenant offers to any other buyers.

         28. Construction of Acceleration Lane. As partial consideration for this Lease, in order to avoid traffic congestion on roads servicing the demised premises and surrounding businesses, Tenant agrees that upon the execution of this Lease, Tenant will immediately commence construction of, and will diligently pursue to completion, an acceleration lane on the demised property, from the access road on the south of the demised premises, to the north boundary of the demised premises. The design and layout of the acceleration lane shall be subject to the approval of Landlord, will be suitable for heavy truck traffic, and will be continuously maintained at Tenant's sole cost, during the entire term of this Lease and so long as Tenant occupies the premises.

         29. Weighing Trucks. As partial consideration for this Lease, during the term of this Lease and as long as Tenant occupies the demised premises, at Landlord's option, Tenant agrees to weigh trucks hauling material to the Railco load-out facility, on Tenant's scales, for $1.00 per truck.

         30. Lessor's Lien. Notwithstanding any other provision of this Lease Agreement, no furniture fixtures, equipment, buildings or other property of Tenant located on the leased premises may be removed from the same unless and until Tenant is current in all obligations to Landlord under this Lease Agreement, and Tenant hereby grants unto Landlord a lien upon such furniture, fixtures, equipment, buildings and other property to secure faithful performance and full payment by Tenant of the terms, conditions and obligations of this Lease Agreement.

         31.      Miscellaneous.

                  (a) Time is of the essence of this Lease and of all provisions hereof.

                  (b)      This   Lease  shall  be  construed  and  enforced  in
         accordance with the laws of the State of Utah.

                  (c) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement of statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to the balance of such rent or pursue any other remedy in this Lease provided.

                  (d) This Lease Agreement sets forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the leased premises and there are no covenants, promises, agreements conditions and understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

                  (e) Landlord does not by this Lease Agreement, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant's business or otherwise.

                  (f) If any term, covenant, or condition of this Lease or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         IN  WITNESS  WHEREOF,   the  parties  have  duly  executed  this  Lease
Agreement, the day and year first written above.

U.P.C., INC.                                      COVOL TECHNOLOGIES, INC.
Landlord                                                 Tenant



By:     /s/ B.E. Crossley                         By: /s/ Brent M. Cook